Exhibit 99.3

Vista Outdoor to Separate into Two Independent Companies to Maximize Long-Term Value Creation  May 5, 2022  ©VISTAOUTDOOR

Safe Harbor Statement  2  Certain statements in this presentation and other oral and written statements made by Vista Outdoor Inc. (“Vista Outdoor”, “we”, “us” or “our”) from time to time are forward-looking statements, including those that discuss, among other things: Vista Outdoor's intent to separate our Outdoor Products and Sporting Products segments and Vista Outdoor's preliminary strategic, operational and financial considerations related thereto; Vista Outdoor’s plans, objectives, expectations, intentions, strategies, goals, outlook or other non-historical matters; projections with respect to future revenues, income, earnings per share or other financial measures for Vista Outdoor; and the assumptions that underlie these matters. The words ‘believe’, ‘expect’, ‘anticipate’, ‘intend’, ‘aim’, ‘should’ and similar expressions are intended to identify such forward-looking statements. To the extent that any such information is forward-looking, it is intended to fit within the safe harbor for forward-looking information provided by the Private Securities Litigation Reform Act of 1995. Numerous risks, uncertainties and other factors could cause Vista Outdoor’s actual results to differ materially from expectations described in such forward-looking statements, including the following: risks related to the separation of our Outdoor Products and Sporting Products segments, including that the process of exploring the transaction and potentially completing the transaction could disrupt or adversely affect the consolidated or separate businesses, results of operations and financial condition, that the transaction may not achieve some or all of any anticipated benefits with respect to either business and that the transaction may not be completed in accordance with our expected plans or anticipated timelines, or at all; impacts from the COVID-19 pandemic on Vista Outdoor’s operations, the operations of our customers and suppliers and general economic conditions; general economic and business conditions in the United States and Vista Outdoor’s other markets outside the United States, including conditions affecting employment levels, consumer confidence and spending, conditions in the retail environment, and other economic conditions affecting demand for our products and the financial health of our customers; Vista Outdoor’s ability to attract and retain key personnel and maintain and grow its relationships with customers, suppliers and other business partners, including Vista Outdoor’s ability to obtain acceptable third party licenses; Vista Outdoor’s ability to adapt its products to changes in technology, the marketplace and customer preferences, including our ability to respond to shifting preferences of the end consumer from brick and mortar retail to online retail; Vista Outdoor’s ability to maintain and enhance brand recognition and reputation; others' use of social media to disseminate negative commentary about us and boycotts; reductions in or unexpected changes in or our inability to accurately forecast demand for ammunition, accessories or other outdoor sports and recreation products; risks associated with Vista Outdoor’s sales to significant retail customers, including unexpected cancellations, delays and other changes to purchase orders; supplier capacity constraints, production disruptions or quality or price issues affecting Vista Outdoor’s operating costs; Vista Outdoor’s competitive environment; risks associated with diversification into new international and commercial markets including regulatory compliance; changes in the current tariff structures; the supply, availability and costs of raw materials and components; increases in commodity, energy and production costs; changes in laws, rules and regulations relating to Vista Outdoor’s business, such as federal and state ammunition regulations; Vista Outdoor’s ability to realize expected benefits from acquisitions and integrate acquired businesses; Vista Outdoor's ability to execute our strategic transformation plan, including our ability to realize expected benefits from the successful divestiture of non-core brands and profitability improvement initiatives; Vista Outdoor’s ability to take advantage of growth opportunities in international and commercial markets; foreign currency exchange rates and fluctuations in those rates; the outcome of contingencies, including with respect to litigation and other proceedings relating to intellectual property, product liability, warranty liability, personal injury and environmental remediation; risks associated with cybersecurity and other industrial and physical security threats; capital market volatility and the availability of financing; changes to accounting standards or policies; and changes in tax rules or pronouncements. You are cautioned not to place undue reliance on any forward-looking statements we make. Vista Outdoor undertakes no obligation to update any forward-looking statements except as otherwise required by law. For further information on factors that could impact Vista Outdoor, and statements contained herein, please refer to Vista Outdoor’s filings with the U.S. Securities and Exchange Commission.

Non-GAAP Financial Measures  3  Non-GAAP financial measures such as Adjusted EBITDA and Adjusted EBITDA Margin as included in this presentation are supplemental measures that are not calculated in accordance with Generally Accepted Accounting Principles (“GAAP”). Please see the Supplemental Materials to this presentation for reconciliations of these non-GAAP financial measures to their comparable GAAP financial measures.We believe that the presentation of Adjusted EBITDA and Adjusted EBITDA Margin helps investors analyze underlying trends in our business, evaluate the performance of our business both on an absolute basis and relative to our peers and the broader market, provides useful information to both management and investors by excluding certain items that may not be indicative of the core operating results and operational strength of our business and helps investors evaluate our ability to service our debt and our profitability relative to our sales.These non-GAAP financial measures have limitations as analytical and comparative tools, and you should consider Adjusted EBITDA and Adjusted EBITDA Margin in addition to, and not as substitutes for, operating income or any other measure of financial performance reported in accordance with GAAP.

Transaction Overview  4  1    Vista Outdoor Inc. (the “Company”) has announced a plan to separate its Outdoor Products and Sporting Products businesses into two independent publicly traded companies to maximize long-term value for shareholders        2    The Company expects to create these companies through a tax-free spin-off of its Outdoor Products business to Vista Outdoor’s shareholders        3    As a result of the separation, each business will have dedicated resources, management teams and capital allocation priorities tailored to their respective strategic goals        4    As separate independent companies, we expect each business will be more appropriately valued by the market, enabling significant value creation for shareholders        5    The Company’s Board of Directors has unanimously approved the proposed transaction        6    The transaction is expected to be completed in calendar year 2023

Creates Two Focused, Market-Leading Companies

	Outdoor Products	Sporting Products
Key Brands	BELL, Bushnell, Bushnell Golf, CAMELBAK, CAMP CHEF, FORESIGHT SPORTS, GIRO, QUIETKAT, STONE GLACIER	ALLIANT POWDER, CCI, ESTATE CARTRIDGE, FEDERAL, HEVI-SHOT, Remington, SPEER
Investment Thesis	High-growth, diversified platform proven to be an acquirer of choice in the attractive outdoor category	Market-leading ammunition business, generating attractive cash flow in all environments
FY2022 Sales	$1.3 Billion	$1.7 Billion
Capital Structure and Allocation	• Majority of capital directed to organic growth and acquisitions • Long-term total leverage target <2.0x EBITDA	• Attractive dividend payout ratio and opportunistic share repurchases • Long-term total leverage target <3.0x EBITDA
Leadership	Will be led by Chris Metz as Chief Executive Officer and Sudhanshu Priyadarshi as Chief Financial Officer	Will be led by Jason Vanderbrink as Chief Executive Officer, who is currently President of Sporting Products

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Compelling Strategic Rationale for Separation    Dedicated resources and a strategic focus on specific operational needs and growth drivers    Enhanced Strategic Focus with Supporting Resources          Operate with a capital allocation strategy that is tailored to its specific business model and growth strategies    Tailored Capital Allocation Priorities        Greater ability to attract and retain top talent that is ideally suited to execute each company’s strategic and operational objectives    Strengthened Abilityto Attract and Retain Top Talent  Offer differentiated and compelling investment opportunities based on each company’s particular business model    Compelling Value for Shareholders                            Enable Outdoor Products to further cement reputation as acquirer of choice and enhance Sporting Products’ ability to secure attractive partnerships  Expanded Strategic Opportunities            6

Spin-Off is Vista's Transformational Next Step

Significant Progress

- Grew Sales and Adj. EBITDA by a 14% and 75% CAGR From FY2019 to FY2022 [1]
- Completed 10 Acquisitions Since 2015
- Continued Investment in Digital Infrastructure
- Meaningfully Reduced Leverage

Most Compelling Path Forward

Two Distinct Entities:

- Maximize Focus and Flexibility
- Better Prioritize Capital Allocation and Serve Differentiated Customer Bases
- Optimize Cost Structures
- Act Decisively in Evolving Outdoor and Sporting Products Environments

Comprehensive Review by Board:

- Comprehensively Evaluated Various Strategic Alternatives
- Plan to Separate Unanimously Approved

[1] See Supplemental Materials for a reconciliation of Adj. EBITDA

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Outdoor Products Snapshot

Outdoor Products Business to be Headquartered in Bozeman, Montana Post-Spin

Investment Highlights

- Industry-Leading, Diversified Platform of Iconic Outdoor Brands
- Strong Acquisition Track Record and Robust Pipeline to Continue to Pursue Inorganic Growth
- Serving a Growing and Attractive Customer Base Across Diverse and High-Growth End-Markets
- Multiple Attractive Organic Growth Opportunities Ranging from New Product Development to Expanded eCommerce Penetration
- Proven Management Team in the Sector

Key Facts

$1.3 Billion [1] FY2022 Sales	**#1/2** [2] Market Position In Key Brands
18.4% [2] eCommerce as % of Outdoor Products Sales	**$30+ Billion** [3] Domestic Market in Core and Immediately Adjacent End Markets
8 Acquisitions [4] Since 2015	**7 Brands** [2] With $100MM+ Sales

[1] Represents sales of Outdoor Products segment for FY2022
[2] Based on FY2022 Outdoor Products sales
[3] Per management; total global addressable market estimated in excess of $100Bn
[4] Does not include Sporting Products acquisitions

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Outdoor Products is an Acquirer of Choice  9  Robust Acquisition Track-Record  Acquirer of Choice in the Outdoor Products Industry  Acquire in Adjacent Spaces  Acquire Businesses to which We can Add Value  Acquire Great Brands that Resonate with Our Consumer  Vigorously Execute Integration and Investment Thesis  Drive Value Through Our Centers of Excellence  Acquire at Low Synergy-Adjusted Multiples  Drive Synergies Through Cost-Sharing Opportunities  Maintain Founder’s Mentality and Culture that Made the Business Great  Drive Revenue Synergies through Cross-Selling with Other Brands  Funnel Identification of Opportunities  Deal Execution  Post-Close Integration Synergies  2015  2021  April 2016  September2016  May 2021  September 2021  November 2021  December 2021  August2015  Chris Metz Named CEOOctober2017

Sporting Products Snapshot

Sporting Products Business will Continue to be Headquartered in Anoka, Minnesota Post-Spin

Investment Highlights

- Leading Global Designer, Manufacturer and Marketer of Ammunition
- Legendary Brand Portfolio, Including CCI, Federal, Remington and Speer
- Strong Free Cash Flow Generation Allowing for Increased Financial Flexibility
- Billions of Dollars in Backlog Across All Brands
- Strong Industry Tailwinds with Millions of New Shooters, Increased Diversity among Consumers, and Increased Hunting Participation

Key Facts

$1.7 Billion [1] FY2022 Sales	**#1** [2] Global Player in Ammunition
36.0% [3] Adj. EBITDA Margin	**16%** [2] % of Sales to Law Enforcement, Governments and Militaries
$3 Billion [4] Backlog	**4** [4] Manufacturing Facilities

[1] Represents sales of the Sporting Products segment for FY2022
[2] Based on FY2022 Sporting Products sales, Southwick Associates consumer survey
[3] Represents Adj. EBITDA Margin for Sporting Products Segment for FY2022; Adj. EBITDA is not burdened for corporate G&A expenses; see Supplemental Materials for a reconciliation of Adj. EBITDA Margin
[4] As of March 31, 2022

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Sporting Products is a Highly Cash Generative Business  11  Long-Term Contracts In Place with Leading Government Agencies  Margin Improvement Opportunities  Low-Cost Routing Between Four Manufacturing Facilities  1  Increased Use of Technology to Maintain Quality  2  Use of Recycled Materials to Reduce Costs  3  Key Focus on Management KPIs to Keep Costs in Check  4  Capital Allocation Strategy  Attractive Dividend Payout  Share Repurchases    Customs & Border Protection  Largest contract win ever to the largest uniform law enforcement agency in the countryover 5 years    Federal Bureau of Investigation  Selected in all four categories of the FBI’s handgun ammunition contract in addition to the rifle contract for bonded duty bullet over 5 years    NYPD  The largest police agency in the United States    Law Enforcement  #1 provider in Law Enforcement ammunition

Transaction Details  12  Tax-Free Spin-off Creating Two Independent Public Companies  Capital Structure Plans  Capital structure, capital allocation and financial policies tailored to each business, with more detail to be determined closer to the spin-off  Tax-free spin-off to U.S. shareholders for U.S. federal income tax purposes  TransactionStructure  Spin-off expected to be completed in calendar year 2023Subject to final approval by the Company's Board of Directors, a Form 10 registration statement being declared effective by the U.S. Securities and Exchange Commission, regulatory approvals and satisfaction of other conditions  Timing and Considerations  Governance / Other  Outdoor Products will be led by Chris Metz as Chief Executive Officer and Sudhanshu Priyadarshi as Chief Financial OfficerSporting Products will be led by Jason Vanderbrink as Chief Executive Officer, who is currently President of Sporting Products

Supplemental Materials  13

Non-GAAP Reconciliation FY2022 Adj. EBITDA and Adj. EBITDA Margin  14  Quarterly Adjusted EBITDA reflects Vista Outdoor’s adjusted earnings before interest and tax, per the Company’s quarterly disclosures, plus depreciation and amortization for the trailing four quarters. Adjusted EBITDA Margin is equal to Adjusted EBITDA divided by Net Sales.  1 Represents transaction costs, including accounting, legal and advisor fees, and transition costs, in each case incurred in connection with possible and completed transactions.2 Represents cost of goods sold related to the fair value step-up in inventory allocated from the HEVI-Shot, Foresight, and Stone Glacier acquisitions3 During the quarter ended December 26, 2021 we incurred recognized non-cash expenses of the change in the estimated fair value of the contingent consideration payable related to our QuietKat and Hevi-Shot acquisitions4 Represents post-acquisition compensation expense related to the QuietKat, Foresight, Stone Glacier, and Venor acquisitions

Non-GAAP Reconciliation
FY2019 – FY2022 Adj. EBITDA

$ in thousands	FY2019	FY2020	FY2021	FY2022
Net Income	(648,443)	(155,079)	266,012	473,226
Interest expense (income), net	57,191	38,791	25,574	25,264
Income tax provision (benefit)	(25,829)	(15,948)	(6,628)	147,732
Depreciation and Amortization	77,503	67,858	65,110	72,340
EBITDA	(539,578)	(64,378)	350,068	718,562
Non-GAAP Adjustments:				
Transaction and transition costs (1)	9,824	644	6,075	8,206
Inventory Step-up Expense (2)			690	2,375
Contingent Consideration (3)	3,371	1,685		956
Post Acquisition Compensation (4)				8,987
Debt refinancing and extingusihment (5)			6,471	
Goodwill and intangible impairment (6)	536,627	155,589		
Loss(Gain) on sale and impairment of held for sale assets (7)	89,480	9,862	(18,467)	
Transformation & Executive transition (8)	38,551	10,580		
Adjusted EBITDA	138,275	113,982	344,837	739,086

[1] Represents transaction costs, including accounting, legal and advisor fees, and transition costs, in each case incurred in connection with possible and completed transactions
[2] Represents cost of goods sold related to the fair value step-up in inventory allocated from the Remington, HEVI-Shot, Foresight, and Stone Glacier acquisitions
[3] We incurred recognized non-cash expenses of the change in the estimated fair value of the contingent consideration payable related to our Camp Chef, QuietKat and Hevi-Shot acquisitions
[4] Represents post-acquisition compensation expense related to the QuietKat, Foresight, Stone Glacier, and Venor acquisitions
[5] Represents costs incurred in refinancing our debt
[6] Represents costs related to impairment of goodwill and intangibles
[7] Represents losses on sale of entities and impairments of assets related to entities later sold
[8] Represents costs incurred for business transformation including sublease of former headquarters, operation realignments, implementation of new ERP system, impairment on rent receivables and operational realignment costs. Also includes costs related to transition of new CFO

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